SF\Gottschalks Inc.\Note\071800
                       6

                       Loan No.:  1910059-0004







                PROMISSORY NOTE


$10,000,000.00                                                July 24, 2000


      FOR VALUE RECEIVED, GOTTSCHALKS INC.,  a
Delaware  corporation ( "Maker"), promises  to
pay  to the order of HELLER FINANCIAL LEASING,
INC.,  a  Delaware corporation (together  with
any  holder  of  this Note, "Payee"),  at  its
office  located  at  500 West  Monroe  Street,
Chicago,  Illinois  60661, or  at  such  other
place   as  Payee  may  from  time   to   time
designate,     the    principal     sum     of
$10,000,000.00, together with interest thereon
at  a  rate  per annum equal to the Base  Rate
(hereafter defined), plus three percent  (3%),
payable in thirty-six (36) consecutive monthly
installments   of  principal   plus   interest
commencing  September 1, 2000, and  continuing
on  the  same day of each consecutive calendar
month  thereafter  until this  Note  is  fully
paid.  The first thirty-five (35) such monthly
installments  shall each be in  the  principal
amount  of $277,777.78, plus accrued interest,
and the final monthly installment shall be  in
the  amount  of  the entire  then  outstanding
principal balance hereunder, plus all  accrued
and unpaid interest, charges and other amounts
owing   hereunder   or  under   the   Security
Agreement (defined below).  All payments shall
be  applied  first  to interest  and  then  to
principal.  Interest shall be computed on  the
basis  of a 360-day year and charged  for  the
actual  number of days elapsed.   Maker  shall
make an interest only initial payment on August 1, 2000, of all accrued interest from the date of this Note through July 31, 2000.

     "Base Rate" means, for each calendar month, a rate of interest equal to:

           (a) the rate of interest determined
by Payee at which deposits in U.S. Dollars are
offered  for  the  one month  interest  period
based  on information presented on the Reuters
Screen  LIBO  Page  as of 11:00  A.M.  (London
time)  on  the day which is two business  days
(not  counting Saturdays) prior to  the  first
day  of each calendar month; provided that  if
at  least two such offered rates appear on the
Reuters  Screen LIBO Page in respect  of  such
interest  period, the arithmetic mean  of  all
such  rates (as determined by Payee)  will  be
the  rate used; provided further that if there
are  fewer  than two offered rates or  Reuters
ceases to provide LIBOR quotations, such  rate
shall   be   the  average  rate  of   interest
determined by Payee at which deposits in  U.S.
Dollars are offered for the one month interest period by Bankers Trust Company and Chase
Bank, N. A. (or their respective successors) to banks with combined capital and surplus in excess of $500,000,000 in the London interbank market as of 11:00 A.M. (London time) on the applicable interest rate determination date, divided by

           (b) a number equal to 1.0 minus the
aggregate  (but  without duplication)  of  the
rates  (expressed  as a decimal  fraction)  of
reserve  requirements in  effect  on  the  day
which  is  two  business  days  prior  to  the
beginning  of each calendar month  (including,
without   limitation,   basic,   supplemental,
marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System;

      (such rate to be adjusted to the nearest one sixteenth of one percent or, if there is no nearest one sixteenth of one percent, to the next higher one sixteenth of one percent
).

      For  the initial funding month  (or  any
fraction   thereof)  under  this   Note,   the
interest rate hereunder shall be the Base Rate in effect on the day of funding, plus three percent (3%).

     It is the intent of the parties to comply
strictly    with   applicable   usury    laws.
Notwithstanding   anything   herein   to   the
contrary,   in   no   event   shall   interest
contracted  for, taken, charged,  reserved  or
received hereunder ever exceed the highest non-
usurious  interest permitted under  applicable
law  and if any such excess interest is taken,
received or collected, then such excess  shall
be  deemed the result of a mathematical  error
and  shall  be  applied  as  a  reduction   of
principal and any remainder refunded to the Maker.

      This  Note  is secured by the collateral
described in the Security Agreement dated July
24,   2000,  between  Maker  and  Payee   (the
"Security    Agreement"),    the    collateral
described  in  the  Security  Agreement  dated
December  16,  1994, between Maker  and  Payee
(the   "Hanford   Security  Agreement"),   the
collateral described in the Security Agreement
dated  September 30, 1996, between  Maker  and
Payee  (the  "SLO  Security  Agreement"),  the
collateral  described in the  Deed  of  Trust,
Security  Agreement, Assignment of Leases  and
Rents  and Fixture Filing recorded on December
16,  1994  in  the Official Records  of  Kings
County,  California, as Instrument No. 9424303
(the   "Hanford  Deed  of  Trust")   and   the
collateral   described  in  Deed   of   Trust,
Security  Agreement, Assignment of Leases  and
Rents  and Fixture Filing recorded on  October
1,  1996, in the Official Records of San  Luis
Obispo  County, California, as Instrument  No.
1996-049244   and  amended  by  that   certain
Amendment to Deed of Trust recorded  July  30,
1999  in  the  Official Records  of  San  Luis
Obispo  County, California, as Instrument  No.
1999-055875  (the  "SLO Deed  of  Trust;"  and
together  with  the  Security  Agreement,  the
Hanford  Security Agreement, the SLO  Security
Agreement, the Hanford Deed of Trust  and  all
related  documents and instruments, the  "Loan
Documents") to which reference is made  for  a
statement   of  the  nature  and   extent   of
protection  and  security  afforded,   certain
rights   of  Payee  and  certain  rights   and
obligations of Maker.

      Maker may not prepay all or any part  of
principal outstanding under this Note prior to
its   stated   maturity  except  strictly   in
accordance with the terms of Section 3 of the Security Agreement.

      Time  is  of  the  essence  hereof.   If
payment  of any installment or any  other  sum
due  under this Note or the Loan Documents  is
not  paid when due, Maker agrees to pay a late
charge  equal to the lesser of (i) five  cents
per  dollar on, and in addition to, the amount
of  each  such  payment, or (ii)  the  maximum
amount  Payee is permitted to charge  by  law.
In  the event of the occurrence of an Event of
Default    (as   defined   in   the   Security
Agreement),  then the entire unpaid  principal
balance   hereof  with  accrued   and   unpaid
interest thereon, together with all other sums
payable under this Note or the Loan Documents,
shall,  at  the  option of Payee  and  without
notice  or demand, become immediately due  and
payable,  such  accelerated  balance   bearing
interest  until  paid at  the  rate  of  three
percent   (3%)  per  annum  above   the   then
otherwise applicable interest rate hereunder.

      Maker  and all endorsers, guarantors  or
any  others who may at any time become  liable
for  the payment hereof hereby consent to  any
and  all extensions of time, renewals, waivers
and  modifications  of, and  substitutions  or
release  of security or of any party primarily
or  secondarily liable on, or with respect to,
this Note or any of the Loan Documents or  any
of  the terms and provisions thereof that  may
be made, granted or consented to by Payee, and
agree  that suit may be brought and maintained
against  any  one  or more  of  them,  at  the
election  of  Payee, without  joinder  of  the
others  as  parties thereto,  and  that  Payee
shall  not  be  required to  first  foreclose,
proceed   against,  or  exhaust  any  security
herefor, in order to enforce payment  of  this
Note  by  any one or more of them.  Maker  and
all  endorsers, guarantors or any  others  who
may  at any time become liable for the payment
hereof  hereby  severally  waive  presentment,
demand  for  payment,  notice  of  nonpayment,
protest,   notice   of  protest,   notice   of
dishonor,  and all other notices in connection
with  this  Note, filing of suit and diligence
in  collecting this Note or enforcing  any  of
the  security  herefor, and, without  limiting
any  provision  of any of the Loan  Documents,
agree  to  pay,  if  permitted  by  law,   all
expenses incurred in collection, including reasonable attorneys' fees, and hereby waive all benefits of valuation, appraisement and exemption laws.

      THIS  NOTE  SHALL  BE  GOVERNED  BY  AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS
AND   DECISIONS  OF  THE  STATE  OF  ILLINOIS,
WITHOUT  REGARD TO PRINCIPLES OF CONFLICTS  OF
LAW.  AT PAYEE'S ELECTION AND WITHOUT LIMITING
PAYEE'S  RIGHT  TO COMMENCE AN ACTION  IN  ANY
OTHER  JURISDICTION, MAKER HEREBY  SUBMITS  TO
THE  EXCLUSIVE JURISDICTION AND VENUE  OF  ANY
COURT  (FEDERAL, STATE OR LOCAL) HAVING  SITUS
WITHIN THE STATE OF ILLINOIS, EXPRESSLY WAIVES
PERSONAL  SERVICE OF PROCESS AND  CONSENTS  TO
SERVICE  BY  CERTIFIED MAIL, POSTAGE  PREPAID,
DIRECTED  TO THE LAST KNOWN ADDRESS OF  MAKER,
WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN
TEN DAYS AFTER THE DATE OF MAILING THEREOF.

      MAKER HEREBY WAIVES ITS RIGHTS TO A JURY
TRIAL  OF  ANY CLAIM OR CAUSE OF ACTION  BASED
UPON OR ARISING OUT OF THIS NOTE.  THIS WAIVER
IS    INFORMED   AND   FREELY   MADE.    MAKER
ACKNOWLEDGES  THAT THIS WAIVER IS  A  MATERIAL
INDUCEMENT   TO   ENTER   INTO   A    BUSINESS
RELATIONSHIP, THAT PAYEE HAS ALREADY RELIED ON
THE  WAIVER  IN MAKING THE LOAN  EVIDENCED  BY
THIS  NOTE,  AND THAT PAYEE WILL  CONTINUE  TO
RELY  ON  THE  WAIVER  IN ITS  RELATED  FUTURE
DEALINGS.    MAKER   FURTHER   WARRANTS    AND
REPRESENTS  THAT IT HAS REVIEWED  THIS  WAIVER
WITH  ITS  LEGAL COUNSEL AND THAT IT KNOWINGLY
AND  VOLUNTARILY WAIVES ITS JURY TRIAL  RIGHTS
FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

WITNESS / ATTEST                       GOTTSCHALKS INC., a Delaware
                                       corporation


                                       By:  /s/ Michael Geele
/s/ Warren Williams, Secretary
                                       Name:   Michael Geele

                                       Title:  Senior Vice President/Chief
                                       Financial Officer